UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2021

Philip Morris International Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue	New York	New York	10017-5592
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (917) 663-2000
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange
2.900% Notes due 2021	PM21A	New York Stock Exchange
2.625% Notes due 2022	PM22A	New York Stock Exchange
2.375% Notes due 2022	PM22B	New York Stock Exchange
2.500% Notes due 2022	PM22	New York Stock Exchange
2.500% Notes due 2022	PM22C	New York Stock Exchange
2.625% Notes due 2023	PM23	New York Stock Exchange
2.125% Notes due 2023	PM23B	New York Stock Exchange
3.600% Notes due 2023	PM23A	New York Stock Exchange

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
2.875% Notes due 2024	PM24	New York Stock Exchange
2.875% Notes due 2024	PM24C	New York Stock Exchange
0.625% Notes due 2024	PM24B	New York Stock Exchange
3.250% Notes due 2024	PM24A	New York Stock Exchange
2.750% Notes due 2025	PM25	New York Stock Exchange
3.375% Notes due 2025	PM25A	New York Stock Exchange
2.750% Notes due 2026	PM26A	New York Stock Exchange
2.875% Notes due 2026	PM26	New York Stock Exchange
0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 15, 2021, PMI Global Services, Inc., a Delaware corporation and a wholly owned subsidiary of Philip Morris International Inc. ("PMIGS"), completed its previously announced acquisition (the “Acquisition”) of all of the issued and outstanding shares (the “Shares”) of Claudio Holdco A/S, the ultimate holding company of Fertin Pharma A/S (“Fertin”), from Claudio Topco B.V., a private limited liability company organized under Dutch law, and Bagger-Sorensen & Co. A/S, a limited liability company organized under Danish law (together, the "Majority Sellers"), as well as from certain minority sellers, pursuant to a Share Sale and Purchase Agreement, dated June 30, 2021, between PMIGS and the Majority Sellers (the “Agreement”).
Fertin is a leading developer and manufacturer of innovative pharmaceutical and well-being products based on oral and intra-oral delivery systems, and it will operate as a wholly owned subsidiary by PMI.
The total cost of the Acquisition was approximately $818,144,647, of which PMIGS paid $576,895,945 for the purchase of the Shares, and $241,248,702 for the retirement of Fertin’s debt.
The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 to this Form 8-K, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
In connection with the previous announcement by Philip Morris International Inc. ("PMI") of the commencement of its tender offer to acquire Vectura Group plc (“Vectura”), on September 14, 2021, PMI announced that PMIGS received the requisite approval of the Japan Fair Trade Commission in respect of its tender offer for Vectura. The press release that was issued in the United Kingdom via the Regulatory News Service is attached hereto as Exhibit 99.1 and incorporated by reference herein. On September 16, 2021, PMI also announced that its offer for Vectura has become unconditional, having received 74.77% of Vectura's shares. The press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.
Additional information about PMI’s tender offer for the shares of Vectura may be found on PMI's website under “Offer to Acquire Vectura Group plc.”
On September 15, 2021, PMI issued a press release announcing the completion of the acquisition described in Item 2.01 above, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.
On September 15, 2021, PMI also issued a press release announcing that its Board of Directors increased PMI's regular quarterly dividend by 4.2% to an annualized rate of $5.00 per share, which press release is attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein.
In accordance with General Instruction B.2 of Form 8-K, the information of this Current Report on Form 8-K, including Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1
Share Sale and Purchase Agreement by and among Claudio Topco B.V., Bagger-Sorensen & Co. A/S and PMI Global Services, Inc., dated June 30, 2021 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed July 7, 2021) (portions of this Exhibit 2.1 have been omitted).

99.1	Philip Morris International Inc. press release regarding the tender offer to acquired Vectura Group plc, dated September 14, 2021 (furnished pursuant to Item 7.01).

99.2	Philip Morris International Inc. press release regarding the tender offer to acquired Vectura Group plc, dated September 16, 2021 (furnished pursuant to Item 7.01).

99.3	Philip Morris International Inc. press release regarding the closing of its acquisition of Fertin Pharma A/S, dated September 15, 2021 (furnished pursuant to Item 7.01).

99.4	Philip Morris International Inc. press release regarding the increase in PMI's regular quarterly dividend, dated September 15, 2021 (furnished pursuant to Item 7.01).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ DARLENE QUASHIE HENRY
Name:	Darlene Quashie Henry
Title:	Vice President, Associate General Counsel & Corporate Secretary
Date: September 16, 2021